UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 31, 2024
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard	Seattle	Washington	98188
(Address of Principal Executive Offices)			(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	ALK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document is also available on our website at http://investor.alaskaair.com.

ITEM 2.02.  Results of Operations And Financial Condition

On October 31, 2024, Alaska Air Group, Inc. (Air Group) issued a press release and certain supplemental materials reporting financial results for the third quarter of 2024.

ITEM 7.01.  Regulation FD Disclosure

Pursuant to 17 CFR Part 243 (Regulation FD), the Company is submitting information relating to its financial and operational outlook in a press release as well as supplemental materials. The press release is attached as Exhibit 99.1. Supplemental information is attached as Exhibit 99.2 and Exhibit 99.3.

In accordance with General Instruction B.2 of Form 8-K, the information under this item shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01.  Financial Statements and Other Exhibits
Pro Forma Financial Information
The unaudited pro forma condensed combined financial information of Air Group for the year ended December 31, 2023, and for the quarters ended September 30, 2024, December 31, 2023, and September 30, 2023 are attached as Exhibit 99.4 and incorporated herein by reference.

Exhibit 99.1	Third Quarter 2024 Earnings Press Release dated October 31, 2024
Exhibit 99.2	Supplemental Earnings Material
Exhibit 99.3	Supplemental Earnings Question & Answer
Exhibit 99.4	Unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2023, and for the quarters ended September 30, 2024, December 31, 2023, and September 30, 2023
104	Cover Page Interactive Data File - embedded within the Inline XBRL Document

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: October 31, 2024

/s/ EMILY HALVERSON
Emily Halverson
Vice President Finance, Controller, and Treasurer